Annex A

                                        WP X BIOLOGICS LLC

                                        By:     Warburg Pincus Private Equity
                                                X, L.P., its managing member
                                        By:     Warburg Pincus X, L.P., its
                                                general partner
                                        By:     Warburg Pincus X GP L.P., its
                                                general partner
                                        By:     WPP GP LLC, its general partner
                                        By:     Warburg Pincus Partners, L.P.,
                                                its managing member
                                        By:     Warburg Pincus Partners GP LLC,
                                                its general partner
                                        By:     Warburg Pincus & Co., its
                                                managing member

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        WARBURG PINCUS PRIVATE EQUITY X, L.P.

                                        By:     Warburg Pincus X, L.P., its
                                                general partner
                                        By:     Warburg Pincus X GP L.P., its
                                                general partner
                                        By:     WPP GP LLC, its general
                                                partner
                                        By:     Warburg Pincus Partners, L.P.,
                                                its managing member
                                        By:     Warburg Pincus Partners GP LLC,
                                                its general partner
                                        By:     Warburg Pincus & Co., its
                                                managing member

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        WARBURG PINCUS X PARTNERS, L.P.

                                        By:     Warburg Pincus X, L.P., its
                                                general partner
                                        By:     Warburg Pincus X GP L.P., its
                                                general partner
                                        By:     WPP GP LLC, its general partner
                                        By:     Warburg Pincus Partners, L.P.,
                                                its managing member
                                        By:     Warburg Pincus Partners GP LLC,
                                                its general partner
                                        By:     Warburg Pincus & Co., its
                                                managing member

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        Warburg Pincus X, L.P.

                                        By:     Warburg Pincus X GP L.P., its
                                                general partner
                                        By:     WPP GP LLC, its general partner
                                        By:     Warburg Pincus Partners, L.P.,
                                                its managing member
                                        By:     Warburg Pincus Partners GP LLC,
                                                its general partner
                                        By:     Warburg Pincus & Co., its
                                                managing member

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        Warburg Pincus X GP L.P.

                                        By:     WPP GP LLC, its general partner
                                        By:     Warburg Pincus Partners, L.P.,
                                                its managing member
                                        By:     Warburg Pincus Partners GP LLC,
                                                its general partner
                                        By:     Warburg Pincus & Co., its
                                                managing member

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        WPP GP LLC

                                        By:     Warburg Pincus Partners, L.P.,
                                                its managing member
                                        By:     Warburg Pincus Partners GP LLC,
                                                its general partner
                                        By:     Warburg Pincus & Co., its
                                                managing member

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        Warburg Pincus Partners, L.P.

                                        By:     Warburg Pincus Partners GP LLC,
                                                its general partner
                                        By:     Warburg Pincus & Co., its
                                                managing member

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        Warburg Pincus Partners GP LLC

                                        By:     Warburg Pincus & Co., its
                                                managing member

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        Warburg Pincus & Co.

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Partner

                                        Warburg Pincus LLC

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Managing Director

                                        Charles R. Kaye

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Attorney-in-fact*

                                        Joseph P. Landy

                                        By:     /s/ Robert B. Knauss
                                                --------------------------------
                                        Name:   Robert B. Knauss
                                        Title:  Attorney-in-fact*

*  The Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on
   November 26, 2013 as an exhibit to a statement on a Form 4 filed by
   Warburg Pincus Private Equity IX, L.P. with respect to Laredo Petroleum,
   Inc. (f/k/a Laredo Petroleum Holdings, Inc.) and is hereby incorporated by reference.